EXHIBIT A.(XXX)

Articles Supplementary Of The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Corporation currently has the authority to issue forty one billion, five hundred twenty million (41,520,000,000) shares of $0.001 par value common stock, having an aggregate par value of forty one million five hundred twenty thousand dollars ($41,520,000) as listed below:

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Advisers Fund	375,000,000	175,000,000	110,000,000	—	100,000,000
The Hartford Balanced Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Capital Appreciation Fund	570,000,000	175,000,000	220,000,000	100,000,000	100,000,000
The Hartford Capital Appreciation II Fund	200,000,000	200,000,000	200,000,000	50,000,000	200,000,000
The Hartford Capital Preservation Fund	285,000,000	75,000,000	200,000,000	—	100,000,000
The Hartford Checks and Balances Fund	400,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Disciplined Equity Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Diversified International Fund	125,000,000	75,000,000	75,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	325,000,000	75,000,000	50,000,000	50,000,000	100,000,000
The Hartford Equity Income Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	800,000,000	200,000,000	800,000,000	250,000,000	200,000,000
The Hartford Focus Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Fundamental Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Communications Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Enhanced Dividend Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Financial Services Fund	125,000,000	75,000,000	50,000,000	—	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Global Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Health Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Global Technology Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford High Yield Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford High Yield Municipal Bond Fund	200,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Income Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Inflation Plus Fund	155,000,000	105,000,000	90,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford LargeCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Fund	225,000,000	75,000,000	110,000,000	50,000,000	50,000,000
The Hartford MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Value Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Money Market Fund	1,200,000,000	500,000,000	1,000,000,000	—	500,000,000
The Hartford Principal Protection Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Retirement Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select SmallCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select SmallCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Short Duration Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Strategic Income Fund	200,000,000	200,000,000	200,000,000	50,000,000	100,000,000
The Hartford Tax-Free California Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Tax-Free New York Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Target Retirement 2010 Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Target Retirement 2020 Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Target Retirement 2030 Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Total Return Bond Fund	125,000,000	75,000,000	50,000,000	50,000,000	400,000,000
The Hartford Value Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class I Shares	Class Y Shares
The Hartford Equity Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class I Shares	Class Y Shares
The Hartford DCA Money Fund Series I				300,000,000
The Hartford DCA Money Fund Series II				300,000,000
The Hartford DCA Money Fund Series III				300,000,000
The Hartford DCA Money Fund Series IV				300,000,000
The Hartford DCA Money Fund Series V				300,000,000

Series	Class R3 Shares	Class R4 Shares	Class R5 Shares
The Hartford Advisers Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation II Fund	50,000,000	50,000,000	50,000,000
The Hartford Checks and Balances Fund	50,000,000	50,000,000	50,000,000
The Hartford Disciplined Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Diversified International Fund	50,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Enhanced Dividend Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Health Fund	50,000,000	50,000,000	50,000,000
The Hartford High Yield Fund	50,000,000	50,000,000	50,000,000
The Hartford Inflation Plus Fund	50,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	50,000,000	50,000,000	50,000,000
The Hartford MidCap Fund	50,000,000	50,000,000	50,000,000
The Hartford Money Market Fund	50,000,000	1,500,000,000	150,000,000
The Hartford Small Company Fund	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	50,000,000	50,000,000	50,000,000
The Hartford Total Return Bond Fund	50,000,000	50,000,000	50,000,000
The Hartford Value Fund	50,000,000	50,000,000	50,000,000
The Hartford Retirement Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2010 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2015 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2020 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2025 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2030 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2035 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2040 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2045 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2050 Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	50,000,000	50,000,000	50,000,000

SECOND:  At a meeting on February 4, 2009, and pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by Article IV of the Corporation’s charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized the reclassfication of such shares, as set forth below:

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Advisers Fund	375,000,000	175,000,000	110,000,000	—	100,000,000
The Hartford Balanced Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Capital Appreciation Fund	570,000,000	175,000,000	220,000,000	100,000,000	100,000,000
The Hartford Capital Appreciation II Fund	200,000,000	200,000,000	200,000,000	50,000,000	200,000,000
The Hartford Capital Preservation Fund	285,000,000	75,000,000	200,000,000	—	100,000,000
The Hartford Checks and Balances Fund	400,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Disciplined Equity Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Diversified International Fund	125,000,000	75,000,000	75,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	325,000,000	75,000,000	50,000,000	50,000,000	100,000,000
The Hartford Equity Income Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	800,000,000	200,000,000	800,000,000	250,000,000	200,000,000
The Hartford Focus Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Fundamental Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Communications Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Enhanced Dividend Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
The Hartford Global Financial Services Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Global Growth Fund	125,000,000	75,000,000	50,000,000	—	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Global Health Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Global Technology Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford High Yield Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford High Yield Municipal Bond Fund	200,000,000	200,000,000	200,000,000	50,000,000	—
The Hartford Income Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Inflation Plus Fund	155,000,000	105,000,000	90,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford International Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford LargeCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Fund	225,000,000	75,000,000	110,000,000	50,000,000	50,000,000
The Hartford MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford MidCap Value Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Money Market Fund	1,200,000,000	500,000,000	1,000,000,000	—	500,000,000
The Hartford Principal Protection Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Retirement Income Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select MidCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select SmallCap Growth Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Select SmallCap Value Fund	200,000,000	200,000,000	200,000,000	—	200,000,000
The Hartford Short Duration Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Small Company Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Strategic Income Fund	200,000,000	200,000,000	200,000,000	50,000,000	100,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class Y Shares
The Hartford Tax-Free California Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Tax-Free New York Fund	125,000,000	75,000,000	50,000,000	—	50,000,000
The Hartford Target Retirement 2010 Fund	600,000,000			—	200,000,000
The Hartford Target Retirement 2020 Fund	600,000,000			—	200,000,000
The Hartford Target Retirement 2030 Fund	600,000,000			—	200,000,000
The Hartford Total Return Bond Fund	125,000,000	75,000,000	50,000,000	50,000,000	400,000,000
The Hartford Value Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class I Shares	Class Y Shares
The Hartford Equity Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000

Series	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class I Shares	Class Y Shares
The Hartford DCA Money Fund Series I				300,000,000
The Hartford DCA Money Fund Series II				300,000,000
The Hartford DCA Money Fund Series III				300,000,000
The Hartford DCA Money Fund Series IV				300,000,000
The Hartford DCA Money Fund Series V				300,000,000

Series	Class R3 Shares	Class R4 Shares	Class R5 Shares
The Hartford Advisers Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation II Fund	50,000,000	50,000,000	50,000,000
The Hartford Checks and Balances Fund	50,000,000	50,000,000	50,000,000
The Hartford Disciplined Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Diversified International Fund	50,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Enhanced Dividend Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Health Fund	50,000,000	50,000,000	50,000,000
The Hartford High Yield Fund	50,000,000	50,000,000	50,000,000
The Hartford Inflation Plus Fund	50,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	50,000,000	50,000,000	50,000,000
The Hartford MidCap Fund	50,000,000	50,000,000	50,000,000
The Hartford Money Market Fund	50,000,000	1,500,000,000	150,000,000
The Hartford Small Company Fund	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	50,000,000	50,000,000	50,000,000
The Hartford Total Return Bond Fund	50,000,000	50,000,000	50,000,000
The Hartford Value Fund	50,000,000	50,000,000	50,000,000
The Hartford Retirement Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2010 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2015 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2020 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2025 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2030 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2035 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2040 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2045 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2050 Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	50,000,000	50,000,000	50,000,000

THIRD:  Shares of the Corporation’s Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation’s charter and as set forth in the Corporation’s current prospectuses, statements of additional information and multiple class plan.

FOURTH:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH:  The foregoing amendment to the Charter of the Corporation has been approved by a majority of the entire Board of Directors and a majority of the stockholders entitled to vote on the matter as required by the Maryland General Corporation Law and the Charter of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Alice A. Pellegrino, its Assistant Secretary, this 24th day of July 2009.

The Hartford Mutual Funds, Inc.

	By:	/s/Edward P. Macdonald
Edward P. Macdonald
Vice President

Attest:

/s/Alice A. Pellegrino
Alice A. Pellegrino
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

/s/Edward P. Macdonald
Edward P. Macdonald
Vice President